                AMERICAN RESTAURANT GROUP, INC. AND SUBSIDIARIES
        Unaudited Consolidated Pro Forma Condensed Income Statement Data
                             (Dollars in Thousands)

                                                       FIFTY-TWO WEEKS ENDED DECEMBER 29, 1997
                                              -----------------------------------------------------------
                                                                              PRO FORMA        PRO FORMA
                                                            DISCONTINUED      ADJUSTMENTS       COMPANY
                                              HISTORICAL     OPERATIONS       (UNAUDITED)      UNAUDITED)
                                              ----------    ------------      -----------      ----------
                                                                                               C>
INCOME STATEMENT DATA:

Revenue                                        $ 440,039    $ (175,738)            $ -         $ 264,301
Restaurant costs:
   Food and beverage                             140,015       (50,825)            249   (a)      89,439
   Payroll                                       133,732       (59,777)              -            73,955
   Direct operating costs                        110,502       (45,395)              -            65,107
   Depreciation and amortization                  19,627        (5,056)         (3,026)  (b)      11,545
General and administrative costs                  29,360       (12,439)         (8,120)  (c)       8,801
                                               ---------    ----------          ------         ---------

Operating profit before impairment (d)             6,803        (2,246)         10,897            15,454
                                               =========    ==========          ======         =========

Interest expense, net                             23,985        (5,116)         (1,536)  (e)      17,333

Income (loss) before income taxes                (20,229)        4,953          13,397            (1,879)
Provision (credit) for income taxes                   63          (421)            402   (f)          44
                                               ---------    ----------          ------         ---------
Net income (loss) before extraordinary items   $ (20,292)      $ 5,374        $ 12,995          $ (1,923)
                                               =========    ==========          ======         =========





(a) Represents the reclassification of purchasing department expenses from general and administrative costs to food and beverage costs to be consistent with 1999 and 2000.

(b) Represents the $2.8 million reduction in amortization of capitalized debt costs related to the February 1998 refinancing of the long-term debt and the $0.2 million reduction in amortization of capitalized debt costs related to the proposed $18.0 million pay down of the Senior Secured Notes.

(c) Represents the reduction of $7.1 million in corporate overhead related to expenses transferred to NBACo as well as previous overhead reductions, the elimination of a one-time write-off of $0.8 million in previously deferred consultant fees and the reclassification of $0.2 million in purchasing department expenses to food and beverage costs.

(d) Operating profit is stated before non-cash charge for impairment of long-lived assets.

(e) Represents the reduction of $4.1 million in interest expense related to the February 1998 refinancing of the long-term debt, reduction of $2.1 million resulting from the proposed pay down of the Senior Secured Notes, offset by the add back of $4.7 million in interest expense previously allocated to the Non-Black Angus Subsidiaries.

(f) Represents an adjustment to the income tax provision to reflect actual payments of state income taxes.

                AMERICAN RESTAURANT GROUP, INC. AND SUBSIDIARIES
        Unaudited Consolidated Pro Forma Condensed Income Statement Data
                             (Dollars in Thousands)

                                                                  FIFTY-TWO WEEKS ENDED DECEMBER 28, 1998
                                                      ----------------------------------------------------------------
                                                                                         PRO FORMA          PRO FORMA
                                                                      DISCONTINUED       ADJUSTMENTS         COMPANY
                                                      HISTORICAL       OPERATIONS        (UNAUDITED)       (UNAUDITED)
                                                      ----------      ------------       -----------       ----------
INCOME STATEMENT DATA:

Revenue                                               $ 426,928        $ (161,392)            $ -           $ 265,536
Restaurant costs:
   Food and beverage                                    135,873           (46,352)            216   (a)        89,737
   Payroll                                              130,242           (55,329)              -              74,913
   Direct operating costs                               106,449           (43,190)              -              63,259
   Depreciation and amortization                         14,638            (5,086)           (324)  (b)         9,228
General and administrative costs                         22,357           (10,577)         (3,752)  (c)         8,028
                                                      ----------       ----------          ------           ---------

Operating profit before impairment (d)                   17,369              (858)          3,860              20,371
                                                      ==========       ==========          ======           =========

Interest expense, net                                    20,269            (4,808)          1,693   (e)        17,154

Income (loss) before income taxes                        (9,349)           10,250           2,316               3,217
Provision (credit) for income taxes                          67                32             (50)  (f)            49
                                                      ----------       ----------          ------           ---------
Net income (loss) before extraordinary items           $ (9,416)         $ 10,218         $ 2,366             $ 3,168
                                                      ==========       ==========          ======           =========





(a) Represents the reclassification of purchasing department expenses from general and administrative costs to food and beverage costs to be consistent with 1999 and 2000.

(b) Represents the reduction in amortization of capitalized debt costs related to the February 1998 refinancing of the long-term debt and the $0.2 million reduction in amortization of capitalized debt costs related to the proposed $18.0 million pay down of the Senior Secured Notes.

(c) Represents the reduction of $3.6 million in corporate overhead related to expenses transferred to NBACo and the reclassification of $0.2 million in purchasing department expenses to food and beverage costs.

(d) Operating profit is stated before non-cash charge for impairment of long-lived assets.

(e) Represents the reduction of $0.6 million in interest expense related to the February 1998 refinancing of the long-term debt and the reduction of $2.1 million resulting from the proposed pay down of the Senior Secured Notes, offset by the add back of $4.4 million in interest expense previously allocated to the Non-Black Angus Subsidiaries.

(f) Represents an adjustment to the income tax provision to reflect actual payments of state income taxes.

                AMERICAN RESTAURANT GROUP, INC. AND SUBSIDIARIES
        Unaudited Consolidated Pro Forma Condensed Income Statement Data
                             (Dollars in Thousands)

                                                                  FIFTY-TWO WEEKS ENDED DECEMBER 27, 1999

                                                       ------------------------------------------------------------
                                                                                      PRO FORMA          PRO FORMA
                                                                     DISCONTINUED     ADJUSTMENTS         COMPANY
                                                        HISTORICAL    OPERATIONS      (UNAUDITED)       (UNAUDITED)
                                                        ----------   ------------     -----------       -----------
INCOME STATEMENT DATA:
Revenue                                                 $ 407,985     $ (144,424)          $ -          $ 263,561
Restaurant costs:
   Food and beverage                                      128,267        (40,157)            -             88,110
   Payroll                                                124,827        (49,713)            -             75,114
   Direct operating costs                                 101,748        (38,715)            -             63,033
   Depreciation and amortization                           13,451         (4,405)         (250)  (a)        8,796
General and administrative costs                           23,757        (11,780)       (2,815)  (b)        9,162
                                                        ---------     ----------        ------          ---------

Operating profit before impairment (c)                     15,935            346         3,065             19,346
                                                        =========     ==========        ======          =========

Interest expense, net                                      19,450         (4,848)        2,442   (d)       17,044

Income (loss) before income taxes                          (5,598)         6,819         1,081              2,302
Provision (credit) for income taxes                            70              3           (23)  (e)           50
                                                        ---------     ----------        ------          ---------
Net income (loss) before extraordinary items             $ (5,668)       $ 6,816       $ 1,104            $ 2,252
                                                        =========     ==========        ======          =========





(a) Represents the reduction in corporate overhead related to expenses transferred to NBACo.

(b) Represents the reduction in amortization of capitalized debt costs related to the proposed pay down of the Senior Secured Notes.

(c) Operating profit is stated before non-cash charge for impairment of long-lived assets.

(d) Represents the reduction of $2.1 million resulting from the proposed pay down of the Senior Secured Notes offset by the add back of $4.5 million in interest expense previously allocated to the Non-Black Angus Subsidiaries.

(e) Represents an adjustment to the income tax provision to reflect actual payments of state income taxes.

                AMERICAN RESTAURANT GROUP, INC. AND SUBSIDIARIES
        Unaudited Consolidated Pro Forma Condensed Income Statement Data
                             (Dollars in Thousands)

                                                             THIRTEEN WEEKS ENDED MARCH 27, 2000
                                              -----------------------------------------------------------------------------
                                                                                     PRO FORMA        PRO FORMA
                                                                   DISCONTINUED     ADJUSTMENTS        COMPANY
                                                     HISTORICAL     OPERATIONS      (UNAUDITED)      (UNAUDITED)
                                                     ----------    -----------      -----------      ----------
INCOME STATEMENT DATA:

Revenue                                              $ 111,156       $ (32,566)         $ -           $ 78,590
Restaurant costs:
   Food and beverage                                    35,177          (8,518)           -             26,659
   Payroll                                              31,790         (11,091)           -             20,699
   Direct operating costs                               25,774          (8,002)           -             17,772
   Depreciation and amortization                         3,918          (1,011)         (62)  (a)        2,845
General and administrative costs                         4,430          (1,508)        (756)  (b)        2,166
                                                     ---------       ---------         ----           --------

Operating profit before impairment  (c)                 10,067          (2,436)         818              8,449
                                                     =========       =========         ====           ========

Interest expense, net                                    4,814          (1,331)         736   (d)        4,219

Income (loss) before income taxes                        4,620            (472)          82              4,230
Provision (credit) for income taxes                          3               -            -                  3
                                                     ---------       ---------         ----           --------
Net income (loss) before extraordinary items           $ 4,617          $ (472)        $ 82            $ 4,227
                                                     =========       =========         ====           ========





(a) Represents the reduction in corporate overhead related to expenses transferred to NBACo.

(b) Represents the reduction in amortization of capitalized debt costs related to the proposed pay down of the Senior Secured Notes.

(c) Operating profit is stated before non-cash charge for impairment of long-lived assets.

(d) Represents the reduction of $0.5 million resulting from the proposed pay down of the Senior Secured Notes offset by the add back of $1.2 million in interest expense previously allocated to the Non-Black Angus Subsidiaries.

                AMERICAN RESTAURANT GROUP, INC. AND SUBSIDIARIES
          UNAUDITED CONSOLIDATED PRO FORMA CONDENSED BALANCE SHEET DATA
                             (DOLLARS IN THOUSANDS)

                                                                                   AS OF MARCH 27, 2000
                                                                 -------------------------------------------------------------------
                                                                                                       PRO FORMA          PRO FORMA
                                                                                 DISCONTINUED          ADJUSTMENTS         COMPANY
                                                                 HISTORICAL       OPERATIONS           (UNAUDITED)       (UNAUDITED)
                                                                 ----------      ------------          -----------       -----------
ASSETS

Cash                                                              $ 14,785           $ (734)                $ - (a)       $ 14,051
Accounts receivable, net                                             4,503           (1,662)                (82)(b)          2,759
Inventories                                                          5,147           (2,309)                  -              2,838
Prepaid expenses                                                     2,633           (1,170)                (31)(b)          1,432
                                                                 ---------        ---------             -------           --------
   Total current assets                                             27,068           (5,875)               (113)            21,080
Property and equipment                                             205,670          (79,951)             (1,440)(b)        124,279
Less: Accumulated depreciation                                     118,928          (45,090)             (1,269)(b)         72,569
                                                                 ---------        ---------             -------           --------
    Property and equipment, net                                     86,742          (34,861)               (171)            51,710
Other assets, net                                                   30,758           (8,709)               (102)(b)         21,947
                                                                 ---------        ---------             -------           --------
    Total assets                                                 $ 144,568        $ (49,445)             $ (386)          $ 94,737
                                                                 =========        =========             =======           ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                                                  $ 23,528         $ (4,491)            $ 4,491 (c)       $ 23,528
Accrued liabilities                                                 33,040          (10,729)              3,825 (d)         26,136
Current portion of obligations under capitalized leases                996             (340)                  -                656
Current portion of long-term debt                                      443                -                   -                443
                                                                 ---------        ---------             -------           --------
     Total current liabilities                                      58,007          (15,560)              8,316             50,763
Long-term portion of obligations under capitalized leases            5,338           (2,209)                  -              3,129
long-term portion of long-term debt                                160,304                -             (18,000)(e)        142,304
                                                                 ---------        ---------             -------           --------
     Total long-term liabilities                                   165,642           (2,209)            (18,000)           145,433
Advances from parent, net                                                -          (28,359)             28,359 (f)              -
Deferred Gain                                                        4,344                -                   -              4,344
Exchangeable preferred stock, mandatorily redeemable                43,286                -                   -             43,286
Common stockholders' equity                                       (126,711)          (3,317)            (19,061)(g)       (149,089)
                                                                 ---------        ---------             -------           --------
     Total liabilities and stockholders' equity                  $ 144,568        $ (49,445)             $ (386)          $ 94,737
                                                                 =========        =========             =======           ========

(a) Represents the receipt of total proceeds of $17.0 million before adjustments, expenses and assumed liabilities related to the stock sale and the proposed subsequent disbursement of $18.0 million to pay down the Senior Secured Notes.

(b)  Represents corporate assets transferred to NBACo.

(c) Represents the liability of the Non-Black Angus Subsidiaries assumed by ARG.

(d) Represents the add back of $3.2 million closed unit reserve balance previously allocated to the Non-Black Angus Subsidiaries and $2.8 million in liabilities of the Non-Black Angus Subsidiaries assumed by ARG. Also represents a reduction related to corporate liabilities transferred to NBACo (accrued payroll of $0.9 million and deferred income of $0.8 million) and reduction of $0.5 million in accrued interest related to the proposed $18.0 million pay down of the Senior Secured Notes.

(e) Represents the proposed pay down of the Senior Secured Notes from the proceeds of the stock sale.

(f) Represents the elimination of the intercompany advances from the Non-Black Angus Subsidiaries.

(g) Represents the net effect of the income statement and balance sheet adjustments.